                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

           i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

           ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

           iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

           (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

           (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

           (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

           2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
COUNSELOR SERIES TRUST)                INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
FUNDS)                                 FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2023 TARGET TERM
SERIES)                                FUND
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL INCOME
INVESTMENT FUNDS)                      OPPORTUNITIES TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO PENNSYLVANIA VALUE MUNICIPAL
FUNDS)                                 INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO QUALITY MUNICIPAL INCOME TRUST
TAX-EXEMPT FUNDS)                      INVESCO SECURITIES TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SENIOR INCOME TRUST
TREASURER'S SERIES TRUST)              INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO  MUNICIPALS
VARIABLE INSURANCE FUNDS)              INVESCO TRUST FOR INVESTMENT GRADE
INVESCO ADVANTAGE MUNICIPAL INCOME     NEW YORK MUNICIPALS
TRUST II                               INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO BOND FUND

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                                               EXHIBIT A TO ADVISORY FEE MOA
 AIM COUNSELOR SERIES                                 WAIVER DESCRIPTION                                EFFECTIVE  EXPIRATION
    TRUST (INVESCO                                                                                        DATE        DATE
   COUNSELOR SERIES
        TRUST)

Invesco Strategic Real     Invesco will waive advisory fees in an amount equal to the advisory fees     4/30/2014  06/30/2018
Return Fund                               earned on underlying affiliated investments

 AIM INVESTMENT FUNDS                                 WAIVER DESCRIPTION                                EFFECTIVE  EXPIRATION
 (INVESCO INVESTMENT                                                                                      DATE        DATE
        FUNDS

Invesco Balanced-Risk      Invesco will waive advisory fees in an amount equal to the advisory fees      02/24/15  06/30/2018
Commodity Strategy                        earned on underlying affiliated investments
Fund

Invesco Global Targeted    Invesco will waive advisory fees in an amount equal to the advisory fees     12/17/2013 06/30/2018
Returns Fund                              earned on underlying affiliated investments

   AIM TREASURER'S                                    WAIVER DESCRIPTION                                EFFECTIVE  EXPIRATION
 SERIES TRUST (INVESCO                                                                                    DATE        DATE
  TREASURER'S SERIES
        TRUST)

Premier Portfolio        Invesco will waive advisory fees in the amount of 0.07% of the Fund's average   2/1/2011  12/31/2017
                         daily net assets

Premier U.S.             Invesco will waive advisory fees in the amount of 0.07% of the Fund's average   2/1/2011  12/31/2017
Government Money         daily net assets
Portfolio

Premier Tax-Exempt       Invesco will waive advisory fees in the amount of 0.05% of the Fund's average  06/01/2016 12/31/2017
Portfolio                daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                             EFFECTIVE DATE    COMMITTED UNTIL
---------                           ------------------- ---------------
Invesco American Franchise Fund     February 12, 2010   June 30, 2018
Invesco California Tax-Free Income
  Fund                              February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund            June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500
  Fund                              February 12, 2010   June 30, 2018
Invesco Equity and Income Fund      February 12, 2010   June 30, 2018
Invesco Floating Rate Fund             July 1, 2007     June 30, 2018
Invesco Global Real Estate Income
  Fund                                 July 1, 2007     June 30, 2018
Invesco Growth and Income Fund      February 12, 2010   June 30, 2018
Invesco Low Volatility Equity
  Yield Fund                           July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free
  Income Fund                       February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund          February 12, 2010   June 30, 2018
Invesco Short Duration High Yield
  Municipal Fund                    September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund    February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund    April 30, 2014    June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                           EFFECTIVE DATE  COMMITTED UNTIL
---------                           --------------  ---------------
Invesco Charter Fund                July 1, 2007    June 30, 2018
Invesco Diversified Dividend Fund   July 1, 2007    June 30, 2018
Invesco Summit Fund                 July 1, 2007    June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                EFFECTIVE DATE  COMMITTED UNTIL
----                                --------------  ---------------
Invesco European Small Company Fund July 1, 2007    June 30, 2018
Invesco Global Core Equity Fund     July 1, 2007    June 30, 2018
Invesco International Small
  Company Fund                      July 1, 2007    June 30, 2018
Invesco Small Cap Equity Fund       July 1, 2007    June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                ------------------ ---------------
Invesco Alternative Strategies Fund October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund February 12, 2010  June 30, 2018
Invesco Global Low Volatility
  Equity Yield Fund                   July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund      July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund  October 14, 2014   June 30, 2018
Invesco Quality Income Fund         February 12, 2010  June 30, 2018
Invesco Small Cap Growth Fund         July 1, 2007     June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                ------------------ ---------------
Invesco Asia Pacific Growth Fund      July 1, 2007     June 30, 2018
Invesco European Growth Fund          July 1, 2007     June 30, 2018
Invesco Global Growth Fund            July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund    August 3, 2012    June 30, 2018
Invesco Global Responsibility
  Equity Fund                         June 30, 2016    June 30, 2018
Invesco Global Small & Mid Cap
  Growth Fund                         July 1, 2007     June 30, 2018
Invesco International Companies
  Fund                              December 21, 2015  June 30, 2018
Invesco International Core Equity
  Fund                                July 1, 2007     June 30, 2018
Invesco International Growth Fund     July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund    August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                  EFFECTIVE DATE    COMMITTED UNTIL
----                                ------------------- ---------------
Invesco All Cap Market Neutral Fund December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation
  Fund/1/                              May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity
  Strategy Fund/2/                  November 29, 2010   June 30, 2018
Invesco Developing Markets Fund        July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity
  Fund                                 May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible
  Bond Fund/3/                        June 14, 2010     June 30, 2018
Invesco Endeavor Fund                  July 1, 2007     June 30, 2018
Invesco Global Health Care Fund        July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund     May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund  December 17, 2013   June 30, 2018
Invesco Global Targeted Returns
  Fund/5/                           December 17, 2013   June 30, 2018
Invesco Greater China Fund             July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund      December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging
  Markets Fund                      December 17, 2013   June 30, 2018
Invesco Macro Allocation Strategy
  Fund/4/                           September 25, 2012  June 30, 2018
Invesco Macro International Equity
  Fund                              December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund       December 17, 2013   June 30, 2018
Invesco MLP Fund                     August 29, 2014    June 30, 2018
Invesco Multi-Asset Income Fund/6/  December 13, 2011   June 30, 2018
Invesco Pacific Growth Fund         February 12, 2010   June 30, 2018
Invesco Select Companies Fund          July 1, 2007     June 30, 2018
Invesco World Bond Fund                July 1, 2007     June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                ------------------ ---------------
Invesco Corporate Bond Fund         February 12, 2010  June 30, 2018
Invesco Global Real Estate Fund       July 1, 2007     June 30, 2018
Invesco Government Money Market
  Fund                                July 1, 2007     June 30, 2018
Invesco High Yield Fund               July 1, 2007     June 30, 2018
Invesco Real Estate Fund              July 1, 2007     June 30, 2018
Invesco Short Duration Inflation
  Protected Fund                      July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund          July 1, 2007     June 30, 2018
Invesco U.S. Government Fund          July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                ------------------ ---------------
Invesco American Value Fund         February 12, 2010  June 30, 2018
Invesco Comstock Fund               February 12, 2010  June 30, 2018
Invesco Energy Fund                   July 1, 2007     June 30, 2018
Invesco Dividend Income Fund          July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund   July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund         February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund        February 12, 2010  June 30, 2018
Invesco Technology Fund               July 1, 2007     June 30, 2018
Invesco Technology Sector Fund      February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund    February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                ------------------ ---------------
Invesco High Yield Municipal Fund   February 12, 2010  June 30, 2018
Invesco Intermediate Term
  Municipal Income Fund             February 12, 2010  June 30, 2018
Invesco Municipal Income Fund       February 12, 2010  June 30, 2018
Invesco New York Tax Free Income
  Fund                              February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund          July 1, 2007     June 30, 2018
Invesco Limited Term Municipal
  Income Fund                         July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                ------------------ ---------------
Invesco V.I. American Franchise
  Fund                              February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund    February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk
  Allocation Fund/7/                December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund          February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund         July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund     April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend
  Fund                              February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P
  500 Fund                          February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity
  Fund                              February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care
  Fund                                July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate
  Fund                                July 1, 2007     June 30, 2018
Invesco V.I. Government Money
  Market Fund                         July 1, 2007     June 30, 2018
Invesco V.I. Government Securities
  Fund                                July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund          July 1, 2007     June 30, 2018
Invesco V.I. International Growth
  Fund                                July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility
  Fund                                July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity
  Fund                                July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund    February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund     February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund    July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund          July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities
  Fund                                July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                  EFFECTIVE DATE    COMMITTED UNTIL
----                                ------------------- ---------------
Invesco Exchange Fund               September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                ----------------- ---------------
Invesco Balanced-Risk Aggressive
Allocation Fund/8/                  January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

FUND                                EFFECTIVE DATE  COMMITTED UNTIL
----                                --------------  ---------------
Invesco Conservative Income Fund    July 1, 2014    June 30, 2018

                               CLOSED-END FUNDS

FUND                                  EFFECTIVE DATE    COMMITTED UNTIL
----                                ------------------- ---------------
Invesco Advantage Municipal Income
  Trust II                             May 15, 2012     June 30, 2018
Invesco Bond Fund                    August 26, 2015    June 30, 2018
Invesco California Value Municipal
  Income Trust                         May 15, 2012     June 30, 2018
Invesco Dynamic Credit
  Opportunities Fund                   May 15, 2012     June 30, 2018
Invesco High Income 2023 Target
  Term Fund                         November 28, 20016  June 30, 2018
Invesco High Income Trust II           May 15, 2012     June 30, 2018
Invesco Municipal Income
  Opportunities Trust                August 26, 2015    June 30, 2018
Invesco Municipal Opportunity Trust    May 15, 2012     June 30, 2018
Invesco Municipal Trust                May 15, 2012     June 30, 2018
Invesco Pennsylvania Value
  Municipal Income Trust               May 15, 2012     June 30, 2018
Invesco Quality Municipal Income
  Trust                              August 26, 2015    June 30, 2018
Invesco Senior Income Trust            May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade
  Municipals                           May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade
  New York Municipals                  May 15, 2012     June 30, 2018
Invesco Value Municipal Income
  Trust                                June 1, 2010     June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO MANAGEMENT TRUST
INVESCO SECURITIES TRUST
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------- -----------------
Invesco American Franchise Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2013       June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2013       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2013       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2013       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2013       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%        July 1, 2013       June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2013       June 30, 2017
Invesco California Tax-Free Income Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual    2.00%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.00%        July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012       June 30, 2017
Invesco Core Plus Bond Fund
   Class A Shares                                  Contractual    0.75%     December 16, 2016   December 31, 2017
   Class B Shares                                  Contractual    1.50%     December 16, 2016   December 31, 2017
   Class C Shares                                  Contractual    1.50%     December 16, 2016   December 31, 2017
   Class R Shares                                  Contractual    1.00%     December 16, 2016   December 31, 2017
   Class R5 Shares                                 Contractual    0.50%     December 16, 2016   December 31, 2017
   Class R6 Shares                                 Contractual    0.50%     December 16, 2016   December 31, 2017
   Class Y Shares                                  Contractual    0.50%     December 16, 2016   December 31, 2017
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012       June 30, 2017
Invesco Equity and Income Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual    1.75%        July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    1.25%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012       June 30, 2017
Invesco Floating Rate Fund
   Class A Shares                                  Contractual    1.50%       April 14, 2006      June 30, 2017
   Class C Shares                                  Contractual    2.00%       April 14, 2006      June 30, 2017
   Class R Shares                                  Contractual    1.75%       April 14, 2006      June 30, 2017
   Class R5 Shares                                 Contractual    1.25%       April 14, 2006      June 30, 2017
   Class R6 Shares                                 Contractual    1.25%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.25%      October 3, 2008      June 30, 2017
Invesco Global Real Estate Income Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009       June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT           DATE
----                                               ------------ --------------------- ------------------- -----------------
Invesco Growth and Income Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017
Invesco Low Volatility Equity Yield Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017
   Investor Class Shares                           Contractual         2.00%             July 1, 2012       June 30, 2017
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                  Contractual         1.50%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual         1.25%             July 1, 2012       June 30, 2017
Invesco S&P 500 Index Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017
Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                  Contractual         0.79%          September 30, 2015  December 31, 2017
   Class C Shares                                  Contractual         1.54%          September 30, 2015  December 31, 2017
   Class R5 Shares                                 Contractual         0.54%          September 30, 2015  December 31, 2017
   Class Y Shares                                  Contractual         0.54%          September 30, 2015  December 31, 2017
Invesco Small Cap Discovery Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual         1.75%          September 24, 2012    June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017
Invesco Strategic Real Return Fund
   Class A Shares                                  Contractual  0.82% less net AFFE*    April 30, 2014    December 31, 2017
   Class C Shares                                  Contractual  1.57% less net AFFE*    April 30, 2014    December 31, 2017
   Class R Shares                                  Contractual  1.07% less net AFFE*    April 30, 2014    December 31, 2017
   Class R5 Shares                                 Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2017
   Class R6 Shares                                 Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2017
   Class Y Shares                                  Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco Charter Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class S Shares                                  Contractual    1.90%     September 25, 2009  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017
Invesco Diversified Dividend Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2013     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2013     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%        July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2013     June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2013     June 30, 2017
Invesco Summit Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class P Shares                                  Contractual    1.85%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class S Shares                                  Contractual    1.90%     September 25, 2009  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                               ------------ ----------  ------------------- --------------
Invesco European Small Company Fund
   Class A Shartes                                 Contractual    2.25%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
Invesco Global Core Equity Fund
   Class A Shares                                  Contractual    1.22%      January 1, 2017    April 30, 2018
   Class B Shares                                  Contractual    1.97%      January 1, 2017    April 30, 2018
   Class C Shares                                  Contractual    1.97%      January 1, 2017    April 30, 2018
   Class R Shares                                  Contractual    1.47%      January 1, 2017    April 30, 2018
   Class R5 Shares                                 Contractual    0.97%      January 1, 2017    April 30, 2018
   Class Y Shares                                  Contractual    0.97%      January 1, 2017    April 30, 2018
Invesco International Small Company Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    2.00%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    2.00%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco Small Cap Equity Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                               ------------ --------------------- ------------------- --------------
Invesco Alternative Strategies Fund
   Class A Shares                                  Contractual  1.44% less net AFFE*   January 1, 2017    April 30, 2018
   Class C Shares                                  Contractual  2.19% less net AFFE*   January 1, 2017    April 30, 2018
   Class R Shares                                  Contractual  1.69% less net AFFE*   January 1, 2017    April 30, 2018
   Class R5 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017    April 30, 2018
   Class R6 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017    April 30, 2018
   Class Y Shares                                  Contractual  1.19% less net AFFE*   January 1, 2017    April 30, 2018
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                  Contractual         0.25%           November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual         0.25%          February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual         1.00%          February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual         0.50%           November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual         0.00%           November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual         0.00%          September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual         0.50%          February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual         0.00%           November 4, 2009   April 30, 2018
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                  Contractual         0.25%           November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual         0.25%          February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual         1.00%          February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual         0.50%           November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual         0.00%           November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual         0.00%          September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual         0.50%          February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual         0.00%           November 4, 2009   April 30, 2018
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                  Contractual         0.25%           November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual         0.25%          February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual         1.00%          February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual         0.50%           November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual         0.00%           November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual         0.00%          September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual         0.50%          February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual         0.00%           November 4, 2009   April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                               ------------ ----------  ------------------- --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                  Contractual    0.25%      November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual    0.25%     February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual    1.00%     February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual    0.50%      November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual    0.00%      November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual    0.00%     September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual    0.50%     February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual    0.00%      November 4, 2009   April 30, 2018
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                  Contractual    0.25%      November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual    0.25%     February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual    1.00%     February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual    0.50%      November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual    0.00%      November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual    0.00%     September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual    0.50%     February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual    0.00%      November 4, 2009   April 30, 2018
Invesco Conservative Allocation Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012     June 30, 2017
   Class S Shares                                  Contractual    1.40%        July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012     June 30, 2017
Invesco Convertible Securities Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.25%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012     June 30, 2017
Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                  Contractual    2.00%        May 1, 2016      June 30, 2017
   Class B Shares                                  Contractual    2.75%        May 1, 2016      June 30, 2017
   Class C Shares                                  Contractual    2.75%        May 1, 2016      June 30, 2017
   Class R Shares                                  Contractual    2.25%        May 1, 2016      June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        May 1, 2016      June 30, 2017
   Class Y Shares                                  Contractual    1.75%        May 1, 2016      June 30, 2017
Invesco Growth Allocation Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2012     June 30, 2017
   Class S Shares                                  Contractual    1.90%        July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                               ------------ --------------------- ------------------- --------------
Invesco Income Allocation Fund
   Class A Shares                                  Contractual         0.25%             May 1, 2012      April 30, 2018
   Class B Shares                                  Contractual         1.00%             May 1, 2012      April 30, 2018
   Class C Shares                                  Contractual         1.00%             May 1, 2012      April 30, 2018
   Class R Shares                                  Contractual         0.50%             May 1, 2012      April 30, 2018
   Class R5 Shares                                 Contractual         0.00%             May 1, 2012      April 30, 2018
   Class Y Shares                                  Contractual         0.00%             May 1, 2012      April 30, 2018
Invesco International Allocation Fund
   Class A Shares                                  Contractual         2.25%             May 1, 2012      June 30, 2017
   Class B Shares                                  Contractual         3.00%             May 1, 2012      June 30, 2017
   Class C Shares                                  Contractual         3.00%             May 1, 2012      June 30, 2017
   Class R Shares                                  Contractual         2.50%             May 1, 2012      June 30, 2017
   Class R5 Shares                                 Contractual         2.00%             May 1, 2012      June 30, 2017
   Class Y Shares                                  Contractual         2.00%             May 1, 2012      June 30, 2017
Invesco Mid Cap Core Equity Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2009     June 30, 2017
Invesco Moderate Allocation Fund
   Class A Shares                                  Contractual         1.50%             July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual         2.25%             July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual         2.25%             July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual         1.75%             July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual         1.25%             July 1, 2012     June 30, 2017
   Class S Shares                                  Contractual         1.40%             July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual         1.25%             July 1, 2012     June 30, 2017
Invesco Multi-Asset Inflation Fund
   Class A Shares                                  Contractual  1.02% less net AFFE*   January 1, 2017    April 30, 2018
   Class C Shares                                  Contractual  1.77% less net AFFE*   January 1, 2017    April 30, 2018
   Class R Shares                                  Contractual  1.27% less net AFFE*   January 1, 2017    April 30, 2018
   Class R5 Shares                                 Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2018
   Class R6 Shares                                 Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2018
   Class Y Shares                                  Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2018
Invesco Quality Income Fund
   Class A Shares                                  Contractual         1.50%             July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual         2.25%             July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual         2.25%             July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual         1.25%             July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual         1.25%             July 1, 2012     June 30, 2017
Invesco Small Cap Growth Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2009     June 30, 2017
   Investor Class Shares                           Contractual         2.00%             July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                  Contractual    2.25%      July 1, 2009        June 30, 2017
   Class B Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class C Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class Y Shares                                  Contractual    2.00%      July 1, 2009        June 30, 2017
Invesco European Growth Fund
   Class A Shares                                  Contractual    2.25%      July 1, 2009        June 30, 2017
   Class B Shares                                  Contractual    3.00%      July 1, 2009        June 30. 2017
   Class C Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class R Shares                                  Contractual    2.50%      July 1, 2009        June 30, 2017
   Class Y Shares                                  Contractual    2.00%      July 1, 2009        June 30, 2017
   Investor Class Shares                           Contractual    2.25%      July 1, 2009        June 30, 2017
Invesco Global Growth Fund
   Class A Shares                                  Contractual    1.22%     January 1, 2017    February 28, 2018
   Class B Shares                                  Contractual    1.97%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.97%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.97%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.97%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.97%     January 1, 2017    February 28, 2018
Invesco Global Opportunities Fund
   Class A Shares                                  Contractual    1.02%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.77%     January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.27%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.77%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.77%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.77%     January 1, 2017    February 28, 2018
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                  Contractual    2.25%      July 1, 2009        June 30. 2017
   Class B Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class C Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class R5 Shares                                 Contractual    2.00%      July 1, 2009        June 30, 2017
   Class Y Shares                                  Contractual    2.00%      July 1, 2009        June 30, 2017
Invesco Global Responsibility Equity Fund
   Class A Shares                                  Contractual    0.85%      June 30, 2016     February 28, 2018
   Class C Shares                                  Contractual    1.60%      June 30, 2016     February 28, 2018
   Class R Shares                                  Contractual    1.10%      June 30, 2016     February 28, 2018
   Class R5 Shares                                 Contractual    0.60%      June 30, 2016     February 28, 2018
   Class R6 Shares                                 Contractual    0.60%      June 30, 2016     February 28, 2018
   Class Y Shares                                  Contractual    0.60%      June 30, 2016     February 28, 2018
Invesco International Companies Fund
   Class A Shares                                  Contractual    1.12%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.87%     January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.37%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.87%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.87%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.87%     January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Invesco International Core Equity Fund
   Class A Shares                                  Contractual    1.12%     January 1, 2017    February 28, 2018
   Class B Shares                                  Contractual    1.87%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.87%     January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.37%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.87%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.87%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.87%     January 1, 2017    February 28, 2018
   Investor Class Shares                           Contractual    1.12%     January 1, 2017    February 28, 2018
Invesco International Growth Fund
   Class A Shares                                  Contractual    2.25%      July 1, 2013        June 30, 2017
   Class B Shares                                  Contractual    3.00%      July 1, 2013        June 30, 2017
   Class C Shares                                  Contractual    3.00%      July 1, 2013        June 30, 2017
   Class R Shares                                  Contractual    2.50%      July 1, 2013        June 30, 2017
   Class R5 Shares                                 Contractual    2.00%      July 1, 2013        June 30, 2017
   Class R6 Shares                                 Contractual    2.00%      July 1, 2013        June 30, 2017
   Class Y Shares                                  Contractual    2.00%      July 1, 2013        June 30, 2017
Invesco Select Opportunities Fund
   Class A Shares                                  Contractual    1.02%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.77%     January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.27%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.77%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.77%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.77%     January 1, 2017    February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------- -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                  Contractual    1.50%      January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    2.25%      January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.75%      January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    1.25%      January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    1.25%      January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    1.25%      January 1, 2017    February 28, 2018
Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                  Contractual    2.00%        July 1, 2012       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012       June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                  Contractual    2.00%        July 1, 2014       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2014       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2014       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2014       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2014       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%        July 1, 2014       June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2014       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------- -----------------
Invesco Developing Markets Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2012       June 30. 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual    2.00%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    2.00%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2012       June 30, 2017
Invesco Emerging Markets Equity Fund
   Class A Shares                                  Contractual    1.33%      January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    2.08%      January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.58%      January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    1.08%      January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    1.08%      January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    1.08%      January 1, 2017    February 28, 2018
Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                                  Contractual    1.24%       June 14, 2010     February 28, 2018
   Class B Shares                                  Contractual    1.99%       June 14, 2010     February 28, 2018
   Class C Shares                                  Contractual    1.99%       June 14, 2010     February 28, 2018
   Class R Shares                                  Contractual    1.49%       June 14, 2010     February 28, 2018
   Class Y Shares                                  Contractual    0.99%       June 14, 2010     February 28, 2018
   Class R5 Shares                                 Contractual    0.99%       June 14, 2010     February 28, 2018
   Class R6 Shares                                 Contractual    0.99%     September 24, 2012  February 28, 2018
Invesco Endeavor Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009       June 30, 2017
Invesco Global Health Care Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012       June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2012       June 30, 2017
Invesco Global Infrastructure Fund
   Class A Shares                                  Contractual    1.28%      January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    2.03%      January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.53%      January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    1.03%      January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    1.03%      January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    1.03%      January 1, 2017    February 28, 2018
Invesco Global Market Neutral Fund
   Class A Shares                                  Contractual    1.50%      January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    2.25%      January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.75%      January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    1.25%      January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    1.25%      January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    1.25%      January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY        LIMITATION        CURRENT LIMIT           DATE
----                                               ------------ --------------------- ------------------ -----------------
Invesco Global Targeted Returns Fund4
   Class A Shares                                  Contractual  1.44% less net AFFE*   January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual  2.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual  1.69% less net AFFE*   January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
Invesco Greater China Fund
   Class A Shares                                  Contractual         2.25%            July 1, 2009       June 30, 2017
   Class B Shares                                  Contractual         3.00%            July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual         3.00%            July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual         2.00%            July 1, 2009       June 30, 2017
   Class Y Shares                                  Contractual         2.00%            July 1, 2009       June 30, 2017
Invesco Long/Short Equity Fund
   Class A Shares                                  Contractual         1.59%           January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual         2.34%           January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual         1.84%           January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual         1.34%           January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual         1.34%           January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual         1.34%           January 1, 2017   February 28, 2018
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                  Contractual         1.33%           January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual         2.08%           January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual         1.58%           January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual         1.08%           January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual         1.08%           January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual         1.08%           January 1, 2017   February 28, 2018
Invesco MLP Fund
   Class A Shares                                  Contractual         1.28%           January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual         2.03%           January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual         1.53%           January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual         1.03%           January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual         1.03%           January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual         1.03%           January 1, 2017   February 28, 2018
Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                                  Contractual         1.44%           January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual         2.19%           January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual         1.69%           January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual         1.19%           January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual         1.19%           January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual         1.19%           January 1, 2017   February 28, 2018
Invesco Macro International Equity Fund
   Class A Shares                                  Contractual         1.43%          December 17, 2013  February 28, 2018
   Class C Shares                                  Contractual         2.18%          December 17, 2013  February 28, 2018
   Class R Shares                                  Contractual         1.68%          December 17, 2013  February 28, 2018
   Class R5 Shares                                 Contractual         1.18%          December 17, 2013  February 28, 2018
   Class R6 Shares                                 Contractual         1.18%          December 17, 2013  February 28, 2018
   Class Y Shares                                  Contractual         1.18%          December 17, 2013  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------ -----------------
Invesco Macro Long/Short Fund
   Class A Shares                                  Contractual    1.87%     December 17, 2013  February 28, 2018
   Class C Shares                                  Contractual    2.62%     December 17, 2013  February 28, 2018
   Class R Shares                                  Contractual    2.12%     December 17, 2013  February 28, 2018
   Class R5 Shares                                 Contractual    1.62%     December 17, 2013  February 28, 2018
   Class R6 Shares                                 Contractual    1.62%     December 17, 2013  February 28, 2018
   Class Y Shares                                  Contractual    1.62%     December 17, 2013  February 28, 2018
Invesco Multi-Asset Income Fund
   Class A Shares                                  Contractual    0.85%      January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual    1.60%      January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual    1.10%      January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual    0.60%      January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual    0.60%      January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual    0.60%      January 1, 2017   February 28, 2018
Invesco Pacific Growth Fund
   Class A Shares                                  Contractual    2.25%       July 1, 2012       June 30. 2017
   Class B Shares                                  Contractual    3.00%       July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    3.00%       July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual    2.50%       July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual    2.00%       July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual    2.00%       July 1, 2012       June 30, 2017
Invesco Select Companies Fund
   Class A Shares                                  Contractual    2.00%       July 1, 2009       June 30. 2017
   Class B Shares                                  Contractual    2.75%       July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual    2.75%       July 1, 2009       June 30, 2017
   Class R Shares                                  Contractual    2.25%       July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%       July 1, 2009       June 30, 2017
   Class Y Shares                                  Contractual    1.75%       July 1, 2009       June 30, 2017
Invesco World Bond Fund
   Class A Shares                                  Contractual    0.94%     December 1, 2016   February 28, 2018
   Class B Shares                                  Contractual    1.69%     December 1, 2016   February 28, 2018
   Class C Shares                                  Contractual    1.69%     December 1, 2016   February 28, 2018
   Class R5 Shares                                 Contractual    0.69%     December 1, 2016   February 28, 2018
   Class R6 Shares                                 Contractual    0.69%     December 1, 2016   February 28, 2018
   Class Y Shares                                  Contractual    0.69%     December 1, 2016   February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco Corporate Bond Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.25%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012     June 30, 2017
Invesco Global Real Estate Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco High Yield Fund
   Class A Shares                                  Contractual   1.50%         July 1, 2013     June 30, 2017
   Class B Shares                                  Contractual   2.25%         July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual   2.25%         July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual   1.25%         July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual   1.25%         July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual   1.25%         July 1, 2013     June 30, 2017
   Investor Class Shares                           Contractual   1.50%         July 1, 2013     June 30, 2017
Invesco Short Duration Inflation Protected Fund
   Class A Shares                                  Contractual   0.55%      December 31, 2015   June 30, 2017
   Class A2 Shares                                 Contractual   0.45%      December 31, 2015   June 30, 2017
   Class R5 Shares                                 Contractual   0.30%      December 31, 2015   June 30, 2017
   Class R6 Shares                                 Contractual   0.30%      December 31, 2015   June 30, 2017
   Class Y Shares                                  Contractual   0.30%      December 31, 2015   June 30, 2017
Invesco Real Estate Fund
   Class A Shares                                  Contractual   2.00%         July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual   2.75%         July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual   2.75%         July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual   2.25%         July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual   1.75%         July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual   1.75%      September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual   1.75%         July 1, 2012     June 30, 2017
   Investor Class Shares                           Contractual   2.00%         July 1, 2012     June 30, 2017
Invesco Short Term Bond Fund
   Class A Shares                                  Contractual   1.40%         July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual  1.75%/6/       July 1, 2013     June 30, 2017
   Class R Shares                                  Contractual   1.75%         July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual   1.25%         July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual   1.25%         July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual   1.25%         July 1, 2013     June 30, 2017
Invesco U.S. Government Fund
   Class A Shares                                  Contractual   1.50%         July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual   2.25%         July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual   2.25%         July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual   1.75%         July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual   1.25%         July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual   1.25%         July 1, 2012     June 30, 2017
   Investor Class Shares                           Contractual   1.50%         July 1, 2012     June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ----------  -----------------  -------------
Invesco American Value Fund
   Class A Shares                                  Contractual    2.00%       July 1, 2013     June 30, 2017
   Class B Shares                                  Contractual    2.75%       July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual    2.75%       July 1, 2013     June 30, 2017
   Class R Shares                                  Contractual    2.25%       July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%       July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual    1.75%       July 1, 2013     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco Comstock Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
Invesco Energy Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2009     June 30, 2017
Invesco Dividend Income Fund
   Class A Shares                                  Contractual    2.00%     September 1, 2016   June 30, 2017
   Class B Shares                                  Contractual    2.75%     September 1, 2016   June 30, 2017
   Class C Shares                                  Contractual    2.75%     September 1, 2016   June 30, 2017
   Class R5 Shares                                 Contractual    1.75%     September 1, 2016   June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 1, 2016   June 30, 2017
   Class Y Shares                                  Contractual    1.75%     September 1, 2016   June 30, 2017
   Investor Class Shares                           Contractual    2.00%     September 1, 2016   June 30, 2017
Invesco Gold & Precious Metals Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2009     June 30, 2017
Invesco Mid Cap Growth Fund
   Class A Shares                                  Contractual    2.00%       August 1, 2015    June 30, 2017
   Class B Shares                                  Contractual    2.75%       August 1, 2015    June 30, 2017
   Class C Shares                                  Contractual    2.75%       August 1, 2015    June 30, 2017
   Class R Shares                                  Contractual    2.25%       August 1, 2015    June 30, 2017
   Class R5 Shares                                 Contractual    1.75%       August 1, 2015    June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       August 1, 2015    June 30, 2017
   Class Y Shares                                  Contractual    1.75%       August 1, 2015    June 30, 2017
Invesco Small Cap Value Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%      February 7, 2017   June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
Invesco Technology Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2012     June 30, 2017
Invesco Technology Sector Fund
   Class A Shares                                  Contractual    2.00%     February 12, 2010   June 30, 2017
   Class B Shares                                  Contractual    2.75%     February 12, 2010   June 30, 2017
   Class C Shares                                  Contractual    2.75%     February 12, 2010   June 30, 2017
   Class Y Shares                                  Contractual    1.75%     February 12, 2010   June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ----------  -----------------  -------------
Invesco Value Opportunities Fund
   Class A Shares                                  Contractual    2.00%       July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%       July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%       July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    2.25%       July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%       July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual    1.75%       July 1, 2012     June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ----------  -----------------  -------------
Invesco High Yield Municipal Fund
   Class A Shares                                  Contractual    1.50%      July 1, 2012      June 30, 2017
   Class B Shares                                  Contractual    2.25%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual    2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                                 Contractual    1.25%      July 1, 2012      June 30, 2017
   Class Y Shares                                  Contractual    1.25%      July 1, 2012      June 30, 2017
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                  Contractual    0.84%      July 1, 2016      June 30, 2017
   Class B Shares                                  Contractual    1.59%      July 1, 2016      June 30, 2017
   Class C Shares                                  Contractual    1.59%      July 1, 2016      June 30, 2017
   Class Y Shares                                  Contractual    0.59%      July 1, 2016      June 30, 2017
Invesco Municipal Income Fund
   Class A Shares                                  Contractual    1.50%      July 1, 2013      June 30, 2017
   Class B Shares                                  Contractual    2.25%      July 1, 2013      June 30, 2017
   Class C Shares                                  Contractual    2.25%      July 1, 2013      June 30, 2017
   Class Y Shares                                  Contractual    1.25%      July 1, 2013      June 30, 2017
   Investor Class                                  Contractual    1.50%      July 15, 2013     June 30, 2017
Invesco New York Tax Free Income Fund
   Class A Shares                                  Contractual    1.50%      July 1, 2012      June 30, 2017
   Class B Shares                                  Contractual    2.25%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual    2.25%      July 1, 2012      June 30, 2017
   Class Y Shares                                  Contractual    1.25%      July 1, 2012      June 30, 2017
Invesco Limited Term Municipal Income Fund
   Class A Shares                                  Contractual    1.50%      July 1, 2012      June 30, 2017
   Class A2 Shares                                 Contractual    1.25%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual    2.25%      June 30, 2013     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%      July 1, 2012      June 30, 2017
   Class Y Shares                                  Contractual    1.25%      July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Invesco Conservative Income Fund
   Institutional Class                             Contractual    0.28%       July 1, 2014     December 31, 2017

                           INVESCO SECURITIES TRUST

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Invesco Balanced-Risk Aggressive Allocation Fund   Contractual    0.94%     January 1, 2017    February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Government & Agency Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.48%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.34%       June 1, 2016     December 31, 2017
Liquid Assets Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.48%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.38%       June 1, 2016     December 31, 2017
STIC Prime Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.48%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.34%       June 1, 2016     December 31, 2017
Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                           Contractual    0.28%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.23%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.20%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.75%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.45%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.07%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.36%       June 1, 2016     December 31, 2017
Treasury Obligations Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.43%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.34%       June 1, 2016     December 31, 2017
Treasury Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.48%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.34%       June 1, 2016     December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                               ------------ --------------------- -----------------  --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                 Contractual         2.00%            July 1, 2014     June 30, 2017
   Series II Shares                                Contractual         2.25%            July 1, 2014     June 30, 2017
Invesco V.I. American Value Fund
   Series I Shares                                 Contractual         2.00%            July 1, 2012     June 30, 2017
   Series II Shares                                Contractual         2.25%            July 1, 2012     June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                 Contractual  0.80% less net AFFE*    May 1, 2014      April 30, 2018
   Series II Shares                                Contractual  1.05% less net AFFE*    May 1, 2014      April 30, 2018
Invesco V.I. Comstock Fund
   Series I Shares                                 Contractual         0.78%            May 1, 2013      April 30, 2018
   Series II Shares                                Contractual         1.03%            May 1, 2013      April 30, 2018
Invesco V.I. Core Equity Fund
   Series I Shares                                 Contractual         2.00%            May 1, 2013      June 30, 2017
   Series II Shares                                Contractual         2.25%            May 1, 2013      June 30, 2017
Invesco V.I. Core Plus Bond Fund
   Series I Shares                                 Contractual         0.61%           April 30, 2015    April 30, 2018
   Series II Shares                                Contractual         0.86%           April 30, 2015    April 30, 2018
Invesco V.I. Diversified Dividend Fund
   Series I Shares                                 Contractual         2.00%            May 1, 2013      June 30, 2017
   Series II Shares                                Contractual         2.25%            May 1, 2013      June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                 Contractual         2.00%            July 1, 2012     June 30, 2017
   Series II Shares                                Contractual         2.25%            July 1, 2012     June 30, 2017
Invesco V.I. Equity and Income Fund
   Series I Shares                                 Contractual         1.50%            July 1, 2012     June 30, 2017
   Series II Shares                                Contractual         1.75%            July 1, 2012     June 30, 2017
Invesco V.I. Global Core Equity Fund
   Series I Shares                                 Contractual         2.25%            July 1, 2012     June 30, 2017
   Series II Shares                                Contractual         2.50%            July 1, 2012     June 30, 2017
Invesco V.I. Global Health Care Fund
   Series I Shares                                 Contractual         2.00%            May 1. 2013      June 30, 2017
   Series II Shares                                Contractual         2.25%            May 1, 2013      June 30, 2017
Invesco V.I. Global Real Estate Fund
   Series I Shares                                 Contractual         2.00%            May 1. 2013      June 30, 2017
   Series II Shares                                Contractual         2.25%            May 1, 2013      June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                               ------------ ----------  -----------------  --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                                 Contractual    1.50%       May 1, 2013      June 30, 2017
   Series II Shares                                Contractual    1.75%       May 1, 2013      June 30, 2017
Invesco V.I. Government Securities Fund
   Series I Shares                                 Contractual    1.50%       May 1, 2013      June 30, 2017
   Series II Shares                                Contractual    1.75%       May 1, 2013      June 30, 2017
Invesco V.I. Growth and Income Fund
   Series I Shares                                 Contractual    0.78%       May 1. 2013      April 30, 2018
   Series II Shares                                Contractual    1.03%       May 1, 2013      April 30, 2018
Invesco V.I. High Yield Fund
   Series I Shares                                 Contractual    1.50%       May 1, 2014      June 30, 2017
   Series II Shares                                Contractual    1.75%       May 1, 2014      June 30, 2017
Invesco V.I. International Growth Fund
   Series I Shares                                 Contractual    2.25%       July 1, 2012     June 30, 2017
   Series II Shares                                Contractual    2.50%       July 1, 2012     June 30, 2017
Invesco V.I. Managed Volatility Fund
   Series I Shares                                 Contractual    2.00%       May 1, 2015      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2015      June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                 Contractual    2.00%       May 1. 2013      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2013      June 30, 2017
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                                 Contractual    2.00%       July 1, 2014     June 30, 2017
   Series II Shares                                Contractual    2.25%       July 1, 2014     June 30, 2017
Invesco V.I. S&P 500 Index Fund
   Series I Shares                                 Contractual    2.00%       July 1, 2012     June 30, 2017
   Series II Shares                                Contractual    2.25%       July 1, 2012     June 30, 2017
Invesco V.I. Small Cap Equity Fund
   Series I Shares                                 Contractual    2.00%       May 1. 2013      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2013      June 30, 2017
Invesco V.I. Technology Fund
   Series I Shares                                 Contractual    2.00%       May 1. 2013      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2013      June 30, 2017
Invesco V.I. Value Opportunities Fund
   Series I Shares                                 Contractual    2.00%       May 1. 2013      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2013      June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO MANAGEMENT TRUST
INVESCO SECURITIES TRUST
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------- -----------------
Invesco American Franchise Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2013       June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2013       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2013       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2013       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2013       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%        July 1, 2013       June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2013       June 30, 2017
Invesco California Tax-Free Income Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual    2.00%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.00%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    1.25%       April 4, 2017       June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012       June 30, 2017
Invesco Core Plus Bond Fund
   Class A Shares                                  Contractual    0.75%     December 16, 2016   December 31, 2017
   Class B Shares                                  Contractual    1.50%     December 16, 2016   December 31, 2017
   Class C Shares                                  Contractual    1.50%     December 16, 2016   December 31, 2017
   Class R Shares                                  Contractual    1.00%     December 16, 2016   December 31, 2017
   Class R5 Shares                                 Contractual    0.50%     December 16, 2016   December 31, 2017
   Class R6 Shares                                 Contractual    0.50%     December 16, 2016   December 31, 2017
   Class Y Shares                                  Contractual    0.50%     December 16, 2016   December 31, 2017
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012       June 30, 2017
Invesco Equity and Income Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual    1.75%        July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    1.25%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012       June 30, 2017
Invesco Floating Rate Fund
   Class A Shares                                  Contractual    1.50%       April 14, 2006      June 30, 2017
   Class C Shares                                  Contractual    2.00%       April 14, 2006      June 30, 2017
   Class R Shares                                  Contractual    1.75%       April 14, 2006      June 30, 2017
   Class R5 Shares                                 Contractual    1.25%       April 14, 2006      June 30, 2017
   Class R6 Shares                                 Contractual    1.25%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.25%      October 3, 2008      June 30, 2017
Invesco Global Real Estate Income Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009       June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT           DATE
----                                               ------------ --------------------- ------------------- -----------------
Invesco Growth and Income Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017
Invesco Low Volatility Equity Yield Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual         1.75%            April 4, 2017       June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017
   Investor Class Shares                           Contractual         2.00%             July 1, 2012       June 30, 2017
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                  Contractual         1.50%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual         1.25%            April 4, 2017       June 30, 2017
   Class Y Shares                                  Contractual         1.25%             July 1, 2012       June 30, 2017
Invesco S&P 500 Index Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual         1.75%            April 4, 2017       June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017
Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                  Contractual         0.79%          September 30, 2015   April 30, 2018
   Class C Shares                                  Contractual         1.54%          September 30, 2015   April 30, 2018
   Class R5 Shares                                 Contractual         0.54%          September 30, 2015   April 30, 2018
   Class R6 Shares                                 Contractual         0.54%            April 4, 2017      April 30, 2018
   Class Y Shares                                  Contractual         0.54%          September 30, 2015   April 30, 2018
Invesco Small Cap Discovery Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual         1.75%          September 24, 2012    June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017
Invesco Strategic Real Return Fund
   Class A Shares                                  Contractual  0.82% less net AFFE*    April 30, 2014    December 31, 2017
   Class C Shares                                  Contractual  1.57% less net AFFE*    April 30, 2014    December 31, 2017
   Class R Shares                                  Contractual  1.07% less net AFFE*    April 30, 2014    December 31, 2017
   Class R5 Shares                                 Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2017
   Class R6 Shares                                 Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2017
   Class Y Shares                                  Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco Charter Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class S Shares                                  Contractual    1.90%     September 25, 2009  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017
Invesco Diversified Dividend Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2013     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2013     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%        July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2013     June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2013     June 30, 2017
Invesco Summit Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class P Shares                                  Contractual    1.85%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       April 4, 2017     June 30, 2017
   Class S Shares                                  Contractual    1.90%     September 25, 2009  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                               ------------ ----------  ------------------- --------------
Invesco European Small Company Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    2.00%       April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
Invesco Global Core Equity Fund
   Class A Shares                                  Contractual    1.22%      January 1, 2017    April 30, 2018
   Class B Shares                                  Contractual    1.97%      January 1, 2017    April 30, 2018
   Class C Shares                                  Contractual    1.97%      January 1, 2017    April 30, 2018
   Class R Shares                                  Contractual    1.47%      January 1, 2017    April 30, 2018
   Class R5 Shares                                 Contractual    0.97%      January 1, 2017    April 30, 2018
   Class R6 Shares                                 Contractual    0.97%       April 4, 2017     April 30, 2018
   Class Y Shares                                  Contractual    0.97%      January 1, 2017    April 30, 2018
Invesco International Small Company Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    2.00%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    2.00%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco Small Cap Equity Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                               ------------ --------------------- ------------------- --------------
Invesco Alternative Strategies Fund
   Class A Shares                                  Contractual  1.44% less net AFFE*   January 1, 2017    April 30, 2018
   Class C Shares                                  Contractual  2.19% less net AFFE*   January 1, 2017    April 30, 2018
   Class R Shares                                  Contractual  1.69% less net AFFE*   January 1, 2017    April 30, 2018
   Class R5 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017    April 30, 2018
   Class R6 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017    April 30, 2018
   Class Y Shares                                  Contractual  1.19% less net AFFE*   January 1, 2017    April 30, 2018
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                  Contractual         0.25%           November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual         0.25%          February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual         1.00%          February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual         0.50%           November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual         0.00%           November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual         0.00%          September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual         0.50%          February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual         0.00%           November 4, 2009   April 30, 2018
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                  Contractual         0.25%           November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual         0.25%          February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual         1.00%          February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual         0.50%           November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual         0.00%           November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual         0.00%          September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual         0.50%          February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual         0.00%           November 4, 2009   April 30, 2018
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                  Contractual         0.25%           November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual         0.25%          February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual         1.00%          February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual         0.50%           November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual         0.00%           November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual         0.00%          September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual         0.50%          February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual         0.00%           November 4, 2009   April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                               ------------ ----------  ------------------- --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                  Contractual    0.25%      November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual    0.25%     February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual    1.00%     February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual    0.50%      November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual    0.00%      November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual    0.00%     September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual    0.50%     February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual    0.00%      November 4, 2009   April 30, 2018
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                  Contractual    0.25%      November 4, 2009   April 30, 2018
   Class AX Shares                                 Contractual    0.25%     February 12, 2010   April 30, 2018
   Class B Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2018
   Class C Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2018
   Class CX Shares                                 Contractual    1.00%     February 12, 2010   April 30, 2018
   Class R Shares                                  Contractual    0.50%      November 4, 2009   April 30, 2018
   Class R5 Shares                                 Contractual    0.00%      November 4, 2009   April 30, 2018
   Class R6 Shares                                 Contractual    0.00%     September 24, 2012  April 30, 2018
   Class RX Shares                                 Contractual    0.50%     February 12, 2010   April 30, 2018
   Class Y Shares                                  Contractual    0.00%      November 4, 2009   April 30, 2018
Invesco Conservative Allocation Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.25%       April 4, 2017     June 30, 2017
   Class S Shares                                  Contractual    1.40%        July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012     June 30, 2017
Invesco Convertible Securities Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.25%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012     June 30, 2017
Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                  Contractual    2.00%        May 1, 2016      June 30, 2017
   Class B Shares                                  Contractual    2.75%        May 1, 2016      June 30, 2017
   Class C Shares                                  Contractual    2.75%        May 1, 2016      June 30, 2017
   Class R Shares                                  Contractual    2.25%        May 1, 2016      June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        May 1, 2016      June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        May 1, 2016      June 30, 2017
Invesco Growth Allocation Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       April 4, 2017     June 30, 2017
   Class S Shares                                  Contractual    1.90%        July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                               ------------ --------------------- ------------------- --------------
Invesco Income Allocation Fund
   Class A Shares                                  Contractual         0.25%             May 1, 2012      April 30, 2018
   Class B Shares                                  Contractual         1.00%             May 1, 2012      April 30, 2018
   Class C Shares                                  Contractual         1.00%             May 1, 2012      April 30, 2018
   Class R Shares                                  Contractual         0.50%             May 1, 2012      April 30, 2018
   Class R5 Shares                                 Contractual         0.00%             May 1, 2012      April 30, 2018
   Class R6 Shares                                 Contractual         0.00%            April 4, 2017     April 30, 2018
   Class Y Shares                                  Contractual         0.00%             May 1, 2012      April 30, 2018
Invesco International Allocation Fund
   Class A Shares                                  Contractual         2.25%             May 1, 2012      June 30, 2017
   Class B Shares                                  Contractual         3.00%             May 1, 2012      June 30, 2017
   Class C Shares                                  Contractual         3.00%             May 1, 2012      June 30, 2017
   Class R Shares                                  Contractual         2.50%             May 1, 2012      June 30, 2017
   Class R5 Shares                                 Contractual         2.00%             May 1, 2012      June 30, 2017
   Class R6 Shares                                 Contractual         2.00%            April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual         2.00%             May 1, 2012      June 30, 2017
Invesco Mid Cap Core Equity Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2009     June 30, 2017
Invesco Moderate Allocation Fund
   Class A Shares                                  Contractual         1.50%             July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual         2.25%             July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual         2.25%             July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual         1.75%             July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual         1.25%             July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual         1.25%            April 4, 2017     June 30, 2017
   Class S Shares                                  Contractual         1.40%             July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual         1.25%             July 1, 2012     June 30, 2017
Invesco Multi-Asset Inflation Fund
   Class A Shares                                  Contractual  1.02% less net AFFE*   January 1, 2017    April 30, 2018
   Class C Shares                                  Contractual  1.77% less net AFFE*   January 1, 2017    April 30, 2018
   Class R Shares                                  Contractual  1.27% less net AFFE*   January 1, 2017    April 30, 2018
   Class R5 Shares                                 Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2018
   Class R6 Shares                                 Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2018
   Class Y Shares                                  Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2018
Invesco Quality Income Fund
   Class A Shares                                  Contractual         1.50%             July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual         2.25%             July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual         2.25%             July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual         1.25%             July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual         1.25%            April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual         1.25%             July 1, 2012     June 30, 2017
Invesco Small Cap Growth Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2009     June 30, 2017
   Investor Class Shares                           Contractual         2.00%             July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                  Contractual    2.25%      July 1, 2009        June 30, 2017
   Class B Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class C Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class R6 Shares                                 Contractual    2.00%      April 4, 2017       June 30, 2017
   Class Y Shares                                  Contractual    2.00%      July 1, 2009        June 30, 2017
Invesco European Growth Fund
   Class A Shares                                  Contractual    2.25%      July 1, 2009        June 30, 2017
   Class B Shares                                  Contractual    3.00%      July 1, 2009        June 30. 2017
   Class C Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class R Shares                                  Contractual    2.50%      July 1, 2009        June 30, 2017
   Class R6 Shares                                 Contractual    2.00%      April 4, 2017       June 30, 2017
   Class Y Shares                                  Contractual    2.00%      July 1, 2009        June 30, 2017
   Investor Class Shares                           Contractual    2.25%      July 1, 2009        June 30, 2017
Invesco Global Growth Fund
   Class A Shares                                  Contractual    1.22%     January 1, 2017    February 28, 2018
   Class B Shares                                  Contractual    1.97%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.97%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.97%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.97%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.97%     January 1, 2017    February 28, 2018
Invesco Global Opportunities Fund
   Class A Shares                                  Contractual    1.02%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.77%     January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.27%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.77%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.77%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.77%     January 1, 2017    February 28, 2018
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                  Contractual    2.25%      July 1, 2009        June 30. 2017
   Class B Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class C Shares                                  Contractual    3.00%      July 1, 2009        June 30, 2017
   Class R5 Shares                                 Contractual    2.00%      July 1, 2009        June 30, 2017
   Class R6 Shares                                 Contractual    2.00%      April 4, 2017       June 30, 2017
   Class Y Shares                                  Contractual    2.00%      July 1, 2009        June 30, 2017
Invesco Global Responsibility Equity Fund
   Class A Shares                                  Contractual    0.85%      June 30, 2016     February 28, 2018
   Class C Shares                                  Contractual    1.60%      June 30, 2016     February 28, 2018
   Class R Shares                                  Contractual    1.10%      June 30, 2016     February 28, 2018
   Class R5 Shares                                 Contractual    0.60%      June 30, 2016     February 28, 2018
   Class R6 Shares                                 Contractual    0.60%      June 30, 2016     February 28, 2018
   Class Y Shares                                  Contractual    0.60%      June 30, 2016     February 28, 2018
Invesco International Companies Fund
   Class A Shares                                  Contractual    1.12%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.87%     January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.37%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.87%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.87%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.87%     January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Invesco International Core Equity Fund
   Class A Shares                                  Contractual    1.12%     January 1, 2017    February 28, 2018
   Class B Shares                                  Contractual    1.87%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.87%     January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.37%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.87%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.87%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.87%     January 1, 2017    February 28, 2018
   Investor Class Shares                           Contractual    1.12%     January 1, 2017    February 28, 2018
Invesco International Growth Fund
   Class A Shares                                  Contractual    2.25%      July 1, 2013        June 30, 2017
   Class B Shares                                  Contractual    3.00%      July 1, 2013        June 30, 2017
   Class C Shares                                  Contractual    3.00%      July 1, 2013        June 30, 2017
   Class R Shares                                  Contractual    2.50%      July 1, 2013        June 30, 2017
   Class R5 Shares                                 Contractual    2.00%      July 1, 2013        June 30, 2017
   Class R6 Shares                                 Contractual    2.00%      July 1, 2013        June 30, 2017
   Class Y Shares                                  Contractual    2.00%      July 1, 2013        June 30, 2017
Invesco Select Opportunities Fund
   Class A Shares                                  Contractual    1.02%     January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    1.77%     January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.27%     January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    0.77%     January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    0.77%     January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    0.77%     January 1, 2017    February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------- -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                  Contractual    1.50%      January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    2.25%      January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.75%      January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    1.25%      January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    1.25%      January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    1.25%      January 1, 2017    February 28, 2018
Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                  Contractual    2.00%        July 1, 2012       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012       June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                  Contractual    2.00%        July 1, 2014       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2014       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2014       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2014       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2014       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%        July 1, 2014       June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2014       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------- -----------------
Invesco Developing Markets Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2012       June 30. 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual    2.00%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    2.00%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2012       June 30, 2017
Invesco Emerging Markets Equity Fund
   Class A Shares                                  Contractual    1.33%      January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    2.08%      January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.58%      January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    1.08%      January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    1.08%      January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    1.08%      January 1, 2017    February 28, 2018
Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                                  Contractual    1.24%       June 14, 2010     February 28, 2018
   Class B Shares                                  Contractual    1.99%       June 14, 2010     February 28, 2018
   Class C Shares                                  Contractual    1.99%       June 14, 2010     February 28, 2018
   Class R Shares                                  Contractual    1.49%       June 14, 2010     February 28, 2018
   Class R5 Shares                                 Contractual    0.99%       June 14, 2010     February 28, 2018
   Class R6 Shares                                 Contractual    0.99%     September 24, 2012  February 28, 2018
   Class Y Shares                                  Contractual    0.99%       June 14, 2010     February 28, 2018
Invesco Endeavor Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009       June 30, 2017
Invesco Global Health Care Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%        July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual    1.75%       April 4, 2017       June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2012       June 30, 2017
Invesco Global Infrastructure Fund
   Class A Shares                                  Contractual    1.28%      January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    2.03%      January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.53%      January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    1.03%      January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    1.03%      January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    1.03%      January 1, 2017    February 28, 2018
Invesco Global Market Neutral Fund
   Class A Shares                                  Contractual    1.50%      January 1, 2017    February 28, 2018
   Class C Shares                                  Contractual    2.25%      January 1, 2017    February 28, 2018
   Class R Shares                                  Contractual    1.75%      January 1, 2017    February 28, 2018
   Class R5 Shares                                 Contractual    1.25%      January 1, 2017    February 28, 2018
   Class R6 Shares                                 Contractual    1.25%      January 1, 2017    February 28, 2018
   Class Y Shares                                  Contractual    1.25%      January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY        LIMITATION        CURRENT LIMIT           DATE
----                                               ------------ --------------------- ------------------ -----------------
Invesco Global Targeted Returns Fund/4/
   Class A Shares                                  Contractual  1.44% less net AFFE*   January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual  2.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual  1.69% less net AFFE*   January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
Invesco Greater China Fund
   Class A Shares                                  Contractual         2.25%            July 1, 2009       June 30, 2017
   Class B Shares                                  Contractual         3.00%            July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual         3.00%            July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual         2.00%            July 1, 2009       June 30, 2017
   Class R6 Shares                                 Contractual         2.00%            April 4, 2017      June 30, 2017
   Class Y Shares                                  Contractual         2.00%            July 1, 2009       June 30, 2017
Invesco Long/Short Equity Fund
   Class A Shares                                  Contractual         1.59%           January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual         2.34%           January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual         1.84%           January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual         1.34%           January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual         1.34%           January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual         1.34%           January 1, 2017   February 28, 2018
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                  Contractual         1.33%           January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual         2.08%           January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual         1.58%           January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual         1.08%           January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual         1.08%           January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual         1.08%           January 1, 2017   February 28, 2018
Invesco MLP Fund
   Class A Shares                                  Contractual         1.28%           January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual         2.03%           January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual         1.53%           January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual         1.03%           January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual         1.03%           January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual         1.03%           January 1, 2017   February 28, 2018
Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                                  Contractual         1.44%           January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual         2.19%           January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual         1.69%           January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual         1.19%           January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual         1.19%           January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual         1.19%           January 1, 2017   February 28, 2018
Invesco Macro International Equity Fund
   Class A Shares                                  Contractual         1.43%          December 17, 2013  February 28, 2018
   Class C Shares                                  Contractual         2.18%          December 17, 2013  February 28, 2018
   Class R Shares                                  Contractual         1.68%          December 17, 2013  February 28, 2018
   Class R5 Shares                                 Contractual         1.18%          December 17, 2013  February 28, 2018
   Class R6 Shares                                 Contractual         1.18%          December 17, 2013  February 28, 2018
   Class Y Shares                                  Contractual         1.18%          December 17, 2013  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------ -----------------
Invesco Macro Long/Short Fund
   Class A Shares                                  Contractual    1.87%     December 17, 2013  February 28, 2018
   Class C Shares                                  Contractual    2.62%     December 17, 2013  February 28, 2018
   Class R Shares                                  Contractual    2.12%     December 17, 2013  February 28, 2018
   Class R5 Shares                                 Contractual    1.62%     December 17, 2013  February 28, 2018
   Class R6 Shares                                 Contractual    1.62%     December 17, 2013  February 28, 2018
   Class Y Shares                                  Contractual    1.62%     December 17, 2013  February 28, 2018
Invesco Multi-Asset Income Fund
   Class A Shares                                  Contractual    0.85%      January 1, 2017   February 28, 2018
   Class C Shares                                  Contractual    1.60%      January 1, 2017   February 28, 2018
   Class R Shares                                  Contractual    1.10%      January 1, 2017   February 28, 2018
   Class R5 Shares                                 Contractual    0.60%      January 1, 2017   February 28, 2018
   Class R6 Shares                                 Contractual    0.60%      January 1, 2017   February 28, 2018
   Class Y Shares                                  Contractual    0.60%      January 1, 2017   February 28, 2018
Invesco Pacific Growth Fund
   Class A Shares                                  Contractual    2.25%       July 1, 2012       June 30. 2017
   Class B Shares                                  Contractual    3.00%       July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    3.00%       July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual    2.50%       July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual    2.00%       July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual    2.00%       April 4, 2017      June 30, 2017
   Class Y Shares                                  Contractual    2.00%       July 1, 2012       June 30, 2017
Invesco Select Companies Fund
   Class A Shares                                  Contractual    2.00%       July 1, 2009       June 30. 2017
   Class B Shares                                  Contractual    2.75%       July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual    2.75%       July 1, 2009       June 30, 2017
   Class R Shares                                  Contractual    2.25%       July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%       July 1, 2009       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       April 4, 2017      June 30, 2017
   Class Y Shares                                  Contractual    1.75%       July 1, 2009       June 30, 2017
Invesco World Bond Fund
   Class A Shares                                  Contractual    0.94%     December 1, 2016   February 28, 2018
   Class B Shares                                  Contractual    1.69%     December 1, 2016   February 28, 2018
   Class C Shares                                  Contractual    1.69%     December 1, 2016   February 28, 2018
   Class R5 Shares                                 Contractual    0.69%     December 1, 2016   February 28, 2018
   Class R6 Shares                                 Contractual    0.69%     December 1, 2016   February 28, 2018
   Class Y Shares                                  Contractual    0.69%     December 1, 2016   February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco Corporate Bond Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.25%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012     June 30, 2017
Invesco Global Real Estate Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco High Yield Fund
   Class A Shares                                  Contractual   1.50%         July 1, 2013     June 30, 2017
   Class B Shares                                  Contractual   2.25%         July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual   2.25%         July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual   1.25%         July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual   1.25%         July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual   1.25%         July 1, 2013     June 30, 2017
   Investor Class Shares                           Contractual   1.50%         July 1, 2013     June 30, 2017
Invesco Short Duration Inflation Protected Fund
   Class A Shares                                  Contractual   0.55%      December 31, 2015   June 30, 2017
   Class A2 Shares                                 Contractual   0.45%      December 31, 2015   June 30, 2017
   Class R5 Shares                                 Contractual   0.30%      December 31, 2015   June 30, 2017
   Class R6 Shares                                 Contractual   0.30%      December 31, 2015   June 30, 2017
   Class Y Shares                                  Contractual   0.30%      December 31, 2015   June 30, 2017
Invesco Real Estate Fund
   Class A Shares                                  Contractual   2.00%         July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual   2.75%         July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual   2.75%         July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual   2.25%         July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual   1.75%         July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual   1.75%      September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual   1.75%         July 1, 2012     June 30, 2017
   Investor Class Shares                           Contractual   2.00%         July 1, 2012     June 30, 2017
Invesco Short Term Bond Fund
   Class A Shares                                  Contractual   1.40%         July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual  1.75%/6/       July 1, 2013     June 30, 2017
   Class R Shares                                  Contractual   1.75%         July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual   1.25%         July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual   1.25%         July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual   1.25%         July 1, 2013     June 30, 2017
Invesco U.S. Government Fund
   Class A Shares                                  Contractual   1.50%         July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual   2.25%         July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual   2.25%         July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual   1.75%         July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual   1.25%         July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual   1.25%        April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual   1.25%         July 1, 2012     June 30, 2017
   Investor Class Shares                           Contractual   1.50%         July 1, 2012     June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ----------  -----------------  -------------
Invesco American Value Fund
   Class A Shares                                  Contractual    2.00%       July 1, 2013     June 30, 2017
   Class B Shares                                  Contractual    2.75%       July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual    2.75%       July 1, 2013     June 30, 2017
   Class R Shares                                  Contractual    2.25%       July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%       July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual    1.75%       July 1, 2013     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- -------------
Invesco Comstock Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
Invesco Energy Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2009     June 30, 2017
Invesco Dividend Income Fund
   Class A Shares                                  Contractual    2.00%     September 1, 2016   June 30, 2017
   Class B Shares                                  Contractual    2.75%     September 1, 2016   June 30, 2017
   Class C Shares                                  Contractual    2.75%     September 1, 2016   June 30, 2017
   Class R5 Shares                                 Contractual    1.75%     September 1, 2016   June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 1, 2016   June 30, 2017
   Class Y Shares                                  Contractual    1.75%     September 1, 2016   June 30, 2017
   Investor Class Shares                           Contractual    2.00%     September 1, 2016   June 30, 2017
Invesco Gold & Precious Metals Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2009     June 30, 2017
Invesco Mid Cap Growth Fund
   Class A Shares                                  Contractual    2.00%       August 1, 2015    June 30, 2017
   Class B Shares                                  Contractual    2.75%       August 1, 2015    June 30, 2017
   Class C Shares                                  Contractual    2.75%       August 1, 2015    June 30, 2017
   Class R Shares                                  Contractual    2.25%       August 1, 2015    June 30, 2017
   Class R5 Shares                                 Contractual    1.75%       August 1, 2015    June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       August 1, 2015    June 30, 2017
   Class Y Shares                                  Contractual    1.75%       August 1, 2015    June 30, 2017
Invesco Small Cap Value Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%      February 7, 2017   June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
Invesco Technology Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%       April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2012     June 30, 2017
Invesco Technology Sector Fund
   Class A Shares                                  Contractual    2.00%     February 12, 2010   June 30, 2017
   Class B Shares                                  Contractual    2.75%     February 12, 2010   June 30, 2017
   Class C Shares                                  Contractual    2.75%     February 12, 2010   June 30, 2017
   Class Y Shares                                  Contractual    1.75%     February 12, 2010   June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ----------  -----------------  -------------
Invesco Value Opportunities Fund
   Class A Shares                                  Contractual    2.00%      July 1, 2012      June 30, 2017
   Class B Shares                                  Contractual    2.75%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual    2.75%      July 1, 2012      June 30, 2017
   Class R Shares                                  Contractual    2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                                 Contractual    1.75%      July 1, 2012      June 30, 2017
   Class R6 Shares                                 Contractual    1.75%      April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    1.75%      July 1, 2012      June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                               ------------ ----------  -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                                  Contractual    1.50%      July 1, 2012      June 30, 2017
   Class B Shares                                  Contractual    2.25%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual    2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                                 Contractual    1.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                                 Contractual    1.25%      April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    1.25%      July 1, 2012      June 30, 2017
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                  Contractual    0.84%      July 1, 2016      April 30, 2018
   Class B Shares                                  Contractual    1.59%      July 1, 2016      April 30, 2018
   Class C Shares                                  Contractual    1.59%      July 1, 2016      April 30, 2018
   Class R6 Shares                                 Contractual    0.59%      April 4, 2017     April 30, 2018
   Class Y Shares                                  Contractual    0.59%      July 1, 2016      April 30, 2018
Invesco Municipal Income Fund
   Class A Shares                                  Contractual    1.50%      July 1, 2013      June 30, 2017
   Class B Shares                                  Contractual    2.25%      July 1, 2013      June 30, 2017
   Class C Shares                                  Contractual    2.25%      July 1, 2013      June 30, 2017
   Class R6 Shares                                 Contractual    1.25%      April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    1.25%      July 1, 2013      June 30, 2017
   Investor Class                                  Contractual    1.50%      July 15, 2013     June 30, 2017
Invesco New York Tax Free Income Fund
   Class A Shares                                  Contractual    1.50%      July 1, 2012      June 30, 2017
   Class B Shares                                  Contractual    2.25%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual    2.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                                 Contractual    1.25%      April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    1.25%      July 1, 2012      June 30, 2017
Invesco Limited Term Municipal Income Fund
   Class A Shares                                  Contractual    1.50%      July 1, 2012      June 30, 2017
   Class A2 Shares                                 Contractual    1.25%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual    2.25%      June 30, 2013     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                                 Contractual    1.25%      April 4, 2017     June 30, 2017
   Class Y Shares                                  Contractual    1.25%      July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Invesco Conservative Income Fund
   Institutional Class                             Contractual    0.28%       July 1, 2014     December 31, 2017

                           INVESCO SECURITIES TRUST

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Invesco Balanced-Risk Aggressive Allocation Fund   Contractual    0.94%     January 1, 2017    February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ----------  -----------------  -----------------
Government & Agency Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.48%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.34%       June 1, 2016     December 31, 2017
Liquid Assets Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.48%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.38%       June 1, 2016     December 31, 2017
STIC Prime Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.48%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.34%       June 1, 2016     December 31, 2017
Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                           Contractual    0.28%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.23%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.20%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.75%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.45%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.07%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.36%       June 1, 2016     December 31, 2017
Treasury Obligations Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.43%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.34%       June 1, 2016     December 31, 2017
Treasury Portfolio
   Cash Management Class                           Contractual    0.26%       June 1, 2016     December 31, 2017
   Corporate Class                                 Contractual    0.21%       June 1, 2016     December 31, 2017
   Institutional Class                             Contractual    0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class                       Contractual    0.73%       June 1, 2016     December 31, 2017
   Private Investment Class                        Contractual    0.48%       June 1, 2016     December 31, 2017
   Reserve Class                                   Contractual    1.05%       June 1, 2016     December 31, 2017
   Resource Class                                  Contractual    0.34%       June 1, 2016     December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                               ------------ --------------------- -----------------  --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                 Contractual         2.00%            July 1, 2014     June 30, 2017
   Series II Shares                                Contractual         2.25%            July 1, 2014     June 30, 2017
Invesco V.I. American Value Fund
   Series I Shares                                 Contractual         2.00%            July 1, 2012     June 30, 2017
   Series II Shares                                Contractual         2.25%            July 1, 2012     June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                 Contractual  0.80% less net AFFE*    May 1, 2014      April 30, 2018
   Series II Shares                                Contractual  1.05% less net AFFE*    May 1, 2014      April 30, 2018
Invesco V.I. Comstock Fund
   Series I Shares                                 Contractual         0.78%            May 1, 2013      April 30, 2018
   Series II Shares                                Contractual         1.03%            May 1, 2013      April 30, 2018
Invesco V.I. Core Equity Fund
   Series I Shares                                 Contractual         2.00%            May 1, 2013      June 30, 2017
   Series II Shares                                Contractual         2.25%            May 1, 2013      June 30, 2017
Invesco V.I. Core Plus Bond Fund
   Series I Shares                                 Contractual         0.61%           April 30, 2015    April 30, 2018
   Series II Shares                                Contractual         0.86%           April 30, 2015    April 30, 2018
Invesco V.I. Diversified Dividend Fund
   Series I Shares                                 Contractual         2.00%            May 1, 2013      June 30, 2017
   Series II Shares                                Contractual         2.25%            May 1, 2013      June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                 Contractual         2.00%            July 1, 2012     June 30, 2017
   Series II Shares                                Contractual         2.25%            July 1, 2012     June 30, 2017
Invesco V.I. Equity and Income Fund
   Series I Shares                                 Contractual         1.50%            July 1, 2012     June 30, 2017
   Series II Shares                                Contractual         1.75%            July 1, 2012     June 30, 2017
Invesco V.I. Global Core Equity Fund
   Series I Shares                                 Contractual         2.25%            July 1, 2012     June 30, 2017
   Series II Shares                                Contractual         2.50%            July 1, 2012     June 30, 2017
Invesco V.I. Global Health Care Fund
   Series I Shares                                 Contractual         2.00%            May 1. 2013      June 30, 2017
   Series II Shares                                Contractual         2.25%            May 1, 2013      June 30, 2017
Invesco V.I. Global Real Estate Fund
   Series I Shares                                 Contractual         2.00%            May 1. 2013      June 30, 2017
   Series II Shares                                Contractual         2.25%            May 1, 2013      June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                               ------------ ----------  -----------------  --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                                 Contractual    1.50%       May 1, 2013      June 30, 2017
   Series II Shares                                Contractual    1.75%       May 1, 2013      June 30, 2017
Invesco V.I. Government Securities Fund
   Series I Shares                                 Contractual    1.50%       May 1, 2013      June 30, 2017
   Series II Shares                                Contractual    1.75%       May 1, 2013      June 30, 2017
Invesco V.I. Growth and Income Fund
   Series I Shares                                 Contractual    0.78%       May 1. 2013      April 30, 2018
   Series II Shares                                Contractual    1.03%       May 1, 2013      April 30, 2018
Invesco V.I. High Yield Fund
   Series I Shares                                 Contractual    1.50%       May 1, 2014      June 30, 2017
   Series II Shares                                Contractual    1.75%       May 1, 2014      June 30, 2017
Invesco V.I. International Growth Fund
   Series I Shares                                 Contractual    2.25%       July 1, 2012     June 30, 2017
   Series II Shares                                Contractual    2.50%       July 1, 2012     June 30, 2017
Invesco V.I. Managed Volatility Fund
   Series I Shares                                 Contractual    2.00%       May 1, 2015      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2015      June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                 Contractual    2.00%       May 1. 2013      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2013      June 30, 2017
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                                 Contractual    2.00%       July 1, 2014     June 30, 2017
   Series II Shares                                Contractual    2.25%       July 1, 2014     June 30, 2017
Invesco V.I. S&P 500 Index Fund
   Series I Shares                                 Contractual    2.00%       July 1, 2012     June 30, 2017
   Series II Shares                                Contractual    2.25%       July 1, 2012     June 30, 2017
Invesco V.I. Small Cap Equity Fund
   Series I Shares                                 Contractual    2.00%       May 1. 2013      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2013      June 30, 2017
Invesco V.I. Technology Fund
   Series I Shares                                 Contractual    2.00%       May 1. 2013      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2013      June 30, 2017
Invesco V.I. Value Opportunities Fund
   Series I Shares                                 Contractual    2.00%       May 1. 2013      June 30, 2017
   Series II Shares                                Contractual    2.25%       May 1, 2013      June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 1
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of January 1, 2017, amends the Master Investment Advisory Agreement (the "Agreement"), dated February 25, 2013, between Invesco Securities Trust, a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                  WITNESSETH:

   WHEREAS, the Trust desires to amend the Agreement to reduce the advisory fee payable by Invesco Balanced-Risk Aggressive Allocation Fund;

   NOW, THEREFORE, the parties agree as follows;

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                           -------------------------------------
 Invesco Balanced-Risk Aggressive       February 25, 2013
 Allocation Fund

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

               INVESCO BALANCED-RISK AGGRESSIVE ALLOCATION FUND

                        NET ASSETS          ANNUAL RATE*
                        ----------          ------------
                        First $250 million.     1.00%
                        Next $250 million..     0.98%
                        Next $500 million..     0.95%
                        Next $1.5 billion..     0.93%
                        Next $2.5 billion..     0.90%
                        Next $2.5 billion..     0.88%
                        Next $2.5 billion..     0.85%
                        Over $10 billion...     0.83%

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                               INVESCO SECURITIES TRUST

Attest:  /s/ Peter A. Davidson            By:  /s/ John M. Zerr
         -------------------------------       ------------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)

                                               INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson            By:  /s/ John M. Zerr
         -------------------------------       ------------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 13
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of October 28, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to remove Invesco Unconstrained Bond Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

          The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of
          AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of
          AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor


BY:     /s/ DANIEL E. DRAPER
        --------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR -
        INVESCO POWERSHARES
        GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 14
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of February 27, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to remove Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

          The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of
          AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of
          AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor


BY:     /s/ DANIEL E. DRAPER
        ---------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR - INVESCO
        POWERSHARES GLOBAL ETFS